EXHIBIT 99.1
2007 Investor Conference November 27, 2007

Forward-Looking Statements This presentation may include forward-looking statements, such as anticipated financial performance, capital structure and other financial items, statements on our plans and objectives, statements of future economic performance, and assumptions underlying the statements regarding our business. Actual results could differ materially from any forward-looking statements due to several important factors described in our latest SEC filings. We assume no obligation to update any forward-looking statements made during this presentation.

Meadowbrook Insurance Group A specialty risk management company providing insurance and self insurance programs for: agents professional & trade associations pools trusts policyholders Founded over 50 years ago Headquartered in Southfield, MI 667 employees / 23 offices Licensed in 50 states Building Shareholder Value Market Capitalization ($MM) CAGR: 82% 11/2/07: $338.0

Key Investment Considerations Consistent Record of Delivering Superior Returns to Shareholders Upgraded Financial Strength Rating of "A-" by A.M. Best - April 2007 Balanced Revenue Sources (underwriting, fees, investment income) Specialty Niche Focus Flexible Business Model Well Positioned for Profitable Growth Disciplined Underwriting Strategy Strong Long-Term Relationships History of Successful Acquisitions Experienced and Motivated Management Team

Delivering Superior Results to Shareholders Earnings Per Share ($) Return on Beginning Equity (%) Stock Price Performance (%) S&P P&C Index MIG S&P 500 370% 34% 26% Total Revenues ($MM) 2002 2003 2004 2005 2006 2007 CAGR: 11% CAGR: 59% (1) Annualized 1/2/02: $1.99 11/2/07: $9. 14 (2) Mid-point of 2007 guidance

Financial Strength: A.M. Best Upgrade - April 2007 A.M. Best upgraded our financial strength rating to "A-" (Excellent) with a stable outlook: A.M. Best stated: "These rating actions reflect Meadowbrook's continued underwriting and operating improvements, solid capitalization and management's expertise in the alternative risk market. The ratings recognize the significant improvement in earnings during the past three years that has steadily improved capitalization." We are well-positioned to attract additional solid underwriting prospects from new and existing insurance programs and should realize significant cost savings going forward. The upgrade eliminates the majority of front fees Approximately 1.5% improvement in Combined Ratio In 2006, total front fees incurred were $4.0 million. The savings from the elimination of these front fees will be recognized over a 12-24 month period as policies renew

Balanced Revenue Sources Meadowbrook Insurance Group, Inc. Specialty Risk Management Operations Agency Operations Net Commissions: $12MM Inter-segment Commissions: $1MM Insurance Company Specialty Programs Net Earned Premium: $255MM Investment Income: $22MM Fee-for-Service Specialty Programs Management Service Fees: $30MM Intercompany Fees: $50MM Note: Figures are for the year ending December 31, 2006 Revenue is derived from over $700 million in annual gross premiums under management. Approximately 50% of these premiums are underwritten within our insurance company operations; the remaining 50% represents premiums under management within our fee-for- service and agency operations.

Balanced Revenue Sources (cont'd) Insurance Company Operations Distribution: Small to medium sized agents & program administrators Customers: Small to medium sized insureds Specialty Programs: Selected classes of business designed for association / industry groups Geography: Local/regional agents with $2 - $25 million in premium volume Licensing: Ability to write in all 50 states Benefits: Provides offshore captive and rent-a-captive insurance vehicle Fee-for-service Operations Provides clients administrative and back office services Requires minimal capital Creates non-regulated liquidity to cover fixed costs and debt service Provides free cash flow for acquisitions/other capital management purposes Agency Operations Original foundation of the Company in 1955 Operates five retail / wholesale insurance agencies Generates commission income from more than 50 unaffiliated carriers

Examples of Specialty Programs Association Endorsed / "Main Street" Business Picture Framers NAMM (Music Equipment Stores) Health and Fitness Centers Manufacturing ChemPlan - Chemical Distribution ASIC (site-improvement contractors) Public Entity Excess Agency-owned Captives Agricultural Livestock Custom Harvesters Specialty Niche Focus

Specialty Niche Focus (cont'd) Examples of Managed Programs Michigan Municipal League Pool/Fund Minnesota County Insurance Trust The Builders Group Workers' Compensation Fund Alabama Forest Fund Southern Eagle Insurance Company USSU - Excess Workers' Compensation

Flexible Business Model: Continuum of Risk Low High We offer a full spectrum of products and services to our clients We have the ability to selectively increase or decrease our underwriting exposure based upon market conditions (1) Specialty Business Operations Low High Specialty Business Operations Agency Operations Commission - Based Fee - Based NO RISK Agency Premiums 41.2% Managed Programs Risk - Sharing (Profit - based Commission) Fully - Insured Programs Insurance Company Operations (Low Retention) RISK (High Retention) Capital Required Risk - Sharing Quota - Share Basis Low High Specialty Business Operations Specialty Business Operations Agency Operations Commission-Based NO RISK Agency Premiums Managed Programs Risk - Sharing Profit - based Commission Fully - Insured Programs Lower Retained Risk Risk - Sharing Quota - Share Basis Specialty Business Operations Agency Operations Fee-Based NO RISK 10% Agency Premiums Managed Programs Risk - Sharing - based Fully - Insured Programs Insurance Company Operations Higher Retained Risk Risk - Sharing Quota - Share Basis 35% 55%

Well-Positioned for Profitable Growth Demonstrated combined ratio improvement Strong capital base and balance sheet Benefiting from the additional premium due to recent A.M. Best upgrade Depth of program experience Long term relationships with agents and insureds Talented management team

Disciplined Underwriting Strategy Improvement over last five years has stemmed from Profitable growth of insurance company operations Leveraging fixed costs and expense initiatives Improvement in the Combined Ratio has provided greater free cash flow and increased investment income Combined Ratio Trends

Disciplined Underwriting Strategy (cont'd) Program Controls Claims/underwriting performed in-house All data on our system Regular audits of branch offices and program partners Monthly review of premium and losses on all programs Efficient web-based processing systems Thorough due diligence process and new business review All department managers participate and sign off Proven statistical track record

Disciplined Underwriting Strategy: Premiums by Line 2002 Gross Premiums Written by Line 3Q07 Gross Premiums Written by Line Our diversification of premiums written decreases volatility in underwriting income The shift in mix of business lowers the loss ratio, increases the unadjusted expense ratio and lowers the overall combined ratio

Adjusted Expense Ratio / Combined Ratio Impact Adjusted(1) Reported Key Key If the profit margin from our fee-for-service business is recognized as an offset to our underwriting expenses, a more realistic picture regarding our operating efficiency emerges Change in combined ratio reflects shift in mix of business 101.4% 96.8% 98.7% 95.1% 94.1% 92.6% 0.0% 15.0% 30.0% 45.0% 60.0% 75.0% 90.0% 105.0% 2004 2005 2006 33.5% 27.2% 67.9% 67.9% 33.5% 28.9% 65.2% 65.2% 34.5% 30.3% 62.3% 62.3% Note: 1. The adjusted expense ratio reflects the GAAP expense ratio on the insurance company subsidiaries, net of the pre-tax profit, excluding investment income of the fee-for-service and agency subsidiaries 34.0% 29.0% 09/30/07 95.7% 61.7% 90.7% 61.7%

Successful Integration of Acquisitions



Company founded as a retail insurance agency
1955
Star Insurance Company
1985
Savers Property and Casualty Insurance Company
1990
American Indemnity Insurance Company
1994
Association Self Insurance Services
1996
Saginaw Insurance Agency, Williamsburg National Insurance Company and Crest Financial Services
1997
Ameritrust Insurance Corporation and Florida Preferred Administrators, Inc.
1998
Preferred Insurance Company, Ltd and TPA Insurance Agency
1999
Insurance and Benefits Consultants
2005
USSU
2007

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USSU Acquisition Acquired on April 16, 2007, for $23.0 million Fee-based business, no risk taking Excess workers' compensation for self-insurance industry focused on Healthcare Public Schools / Universities Industry leader with over 24 years of experience Provides growth opportunities for our fee-based operations Provides fee income to build capital for future premium growth, select acquisitions, or other capital strategies Complements our existing public entity excess workers' compensation program Expected 30% annualized growth in our non-regulated earnings, before interest, taxes, depreciation, and amortization

EADOWBROOK
INSURANCE GROUP

Regionally Focused Offices


Corporate Headquarters: Southfield
Bloomington
Saginaw
MN
MI
Cleveland
Andover
MA
Wellesley
Reno
NV
Roseville
Lincoln
NE
Grand Rapids
OH
Las Vegas (2)
Overland Park
KS
CA
Cincinnati
Nashville
TN
Cerritos
Hamilton, Bermuda
AL
Bridgetown, Barbados
Montgomery
FL
Largo
Sarasota (2)

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Experienced and Motivated Management Team Senior Managers Average Over 28 Years of Industry Experience Years in Insurance Industry Years with Meadowbrook Robert Cubbin President and Chief Executive Officer 24 20 Merton Segal Founder and Chairman 52 52 Karen Spaun Chief Financial Officer 16 9 Michael Costello General Counsel, Secretary 14 14 Joseph Mattingly SVP - Insurance Company Operations 26 4 James Mahoney SVP - Field Operations 32 7 Stephen Belden SVP - Chief Actuary 29 4 Archie McIntyre SVP - Business Development 21 21 James LeRoy SVP - Business Development 35 13 Kenn Allen SVP - Retail Agency Operations 31 21 R. Christopher Spring SVP - Business Operations 31 7

Third Quarter 2007 Highlights Quarterly earnings increased to $0.21, compared to $0.17 in 3Q 2006 (quarterly earnings, excluding amortization expense, increased to $0.23, compared to $0.18 in 3Q 2006) Net income increased 48.3% to $7.6 million, from $5.1 million in 3Q 2006 Book value per share increased to $7.85, compared to $6.93 at December 31, 2006 Annualized return on beginning equity was 13.7% GAAP combined ratio for the quarter was 93.8%

Recent Equity Offering Successful completion of equity offering on July 19, 2007 Issued 6,437,500 additional shares of common stock, including the underwriter's over-allotment option of 937,500 shares Total gross proceeds received were $62.1 million. Total net proceeds received were approximately $58.6 million, after the underwriting discount and estimated expenses Upon receipt of the net proceeds, we reduced our line of credit balance to zero The remaining net proceeds are being utilized to support organic growth within our underwriting operations, fund potential select acquisitions, and for other general corporate purposes As of September 30, 2007 our book value per common share is $7.85 and our debt to equity ratio is 19.3%

Current Market Conditions Moderately more competitive environment Continued demand for alternative risk / specialty program underwriters Impact of previous years' rate increases have allowed continuing profitability of underwritten business Modest downward pressure on insurance pricing in some territories

Reserves Stability and strength of reserves: Quarterly review by independent third party actuaries confirms reserve level No exposure to asbestos and other toxic torts Minimal property catastrophe exposure Geographic diversification Experienced in-house team of actuaries Reinsurance protection on gross exposure As of September 30, 2007, recorded favorable net reserve development of $4.4 million, or 1.4% of 12/31/06 net reserves.

Guidance Our full year 2007 anticipated net income is expected to grow by approximately 23% from the prior year to between $26.5 million and $27.5 million, or between $0.81 and $0.83 per share, including $.04 amortization of intangible assets related to the USSU acquisition Our 2007 outlook includes the following: a target of $355.0 - $360.0 million in gross written premium; gross commissions and fees of $96.0 - $98.0 million; a combined ratio of between 96.0% and 97.0%; and growth in our pre-tax income before amortization from agency and managed fees of approximately 30% Our full year 2008 anticipated net income is expected to grow between 25% to 28% to between $31.0 million and $33.0 million, or between $0.83 and $0.89 per share, including $0.08 amortization of intangible assets related to the USSU acquisition Our 2008 outlook includes the following: a target of between $410.0 million and $420.0 million in gross written premium; gross commissions and fees of $105.0 - $110.0 million; a combined ratio of between 97.0% and 99.0; and growth in our pre-tax income before amortization from agency and managed fees of approximately 60% Projected book value per share at year end of $8.88

Economics of Business Model: ROE Analysis Continued balance between non-taxable and taxables Increased leverage from a larger invested asset base Increased growth and margin expansion from acquisitions Disciplined growth in premiums written Increased operating leverage Long-term ROE Contribution Analysis 2004 2005 2006 Target Combined Ratio 101.4% 98.7% 96.8% 96.0% Underwriting Margin -1.4% 1.3% 3.2% 4.0% x Underwriting Leverage (NPE/Equity) 1.38 1.49 1.44 1.50 ROE Contribution from Underwriting -1.9% 1.9% 4.6% 6.0% NII/Cash & Invested Assets (BOY) 4.6% 4.5% 4.8% 5.0% x Investment Leverage (Invested Assets/Equity) 2.09 2.40 2.59 2.50 ROE Contribution from Investing 9.6% 10.7% 12.4% 12.5% ROE Contribution from Insurance Companies 7.7% 12.7% 17.0% 18.5% ROE Contribution from Commission and Fees 8.7% 6.9% 5.8% 9.5% Amortization of intangible assets Contribution -0.1% -0.3% Holding Company Contribution to ROE -3.0% -4.1% -4.8% -4.0% Pre-tax ROE - Total Company 13.1% 15.3% 17.8% 24.0% Effective Tax Rate 31.2% 30.2% 30.5% 35.0% After-tax ROE 9.0% 10.7% 12.4% 15.6% December 31, -0.2%

Investment Portfolio US Govt & Agencies State and Municipal (tax exempt) Other (cash and taxable municipals) Mortgage-backed Sec's Corporate Debt MIG 2006 Duration: 4.0 yrs Pre-tax Yield: 4.48% MIG As of September 30, 2007 Key No common equities 99.7% investment grade

Meadowbrook History 1955 - Initially established as an agency 1979-1985 - Begins building formation of back-room service capabilities 1985 - Forms its own policy issuance carrier; Star Insurance 1990 - Acquires a surplus lines carrier; Savers Property and Casualty Insurance 1995 - Goes public and deploys capital with an aggressive growth strategy 1996-1998 - Adverse impacts of deviation from core business strategy emerge Forms a non-traditional management team (Office of the President) Implements new programs that differed from its core risk-sharing strategy Introduction of aggregate stop loss provisions Continued involvement in surety line of business without executive level expertise 1997-1999 - Successfully completes several acquisitions - continuing operations results profitable 1999-2001 - Returns to its core business strategy Implements turn-around plan Forms a traditional management team - President and COO named Discontinues unprofitable programs that differed from core strategy Brings claims and underwriting in-house Begins to explore capital raising alternatives 2002 - Completes a $61.3 million secondary public offering 2003-2005 - Raises $53.3 million from junior subordinated and senior debentures 2005 - Acquires Insurance & Benefits Consultants 2007 - Acquires U.S. Specialty Underwriters 2007 - Completes a $62.1 million equity offering

MIG FACT SHEET NYSE Meadowbrook Insurance Group (MIG) Outstanding Shares: 37.0 million shares (as of 11/1/07) Market Cap: $338.0 million (based on 11/2/07 closing price) Book Value $290.2 (as of 9/30/07) Current Insider Ownership: 8.0% (as of 11/1/07) Book value per share: $7.85 (as of 9/30/07) Debt to Equity: 19.3% (as of 9/30/07) Price / Book: 115% (as of 9/30/07) Premium Leverage GWP to GAAP surplus 1.2 to 1 NEP to GAAP surplus 0.9 to 1 GWP to Statutory surplus 1.9 to 1 NWP to Statutory surplus 1.5 to 1